CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In  connection  with  the  Annual  Report  of  Audiovox   Corporation  (the
     "Company") on Form 10-K for the period ended November 30, 2005 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, I, C. Michael Stoehr, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 13, 2006

                        /s/ C. Michael Stoehr_______________
                        C. Michael Stoehr
                        Senior Vice President and Chief Financial Officer
















                                                 EXHIBIT 32.2